FEDERATED HIGH INCOME BOND FUND II

(A Portfolio of Federated Insurance Series)

SUPPLEMENT TO PROSPECTUS DATED APRIL 23, 1998



On page 8 of the prospectus, please delete the biography of Stefanie L. Bachhuber in its entirety and replace it with the following:

"Constantine Kartsonas has been a portfolio manager of the Fund since June 1998. Mr. Kartsonas joined Federated Investors, Inc. or its predecessor in 1994 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A., with a concentration in Finance, from the University of Pittsburgh in 1994."


                                                                 August 19, 1998



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     Cusip 313916306
     G00301-07 (8/98)
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